UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 9, 2021

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lazydays Holdings, Inc. (“Lazydays” or the “Company”) held the annual meeting of its stockholders on June 9, 2021 (the “Annual Meeting”). As described in the proxy statement furnished to stockholders in connection with the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”), the following matters were voted on by the Company’s stockholders at the Annual Meeting: (1) the election of two directors as Class C directors to serve until the Company’s 2024 Annual Meeting of Stockholders, or until his successor is duly elected and qualified; (2) the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement; (3) the vote, on an advisory basis, on whether the preferred frequency of future advisory votes on the compensation of our named executive officers is every year, every two years or every three years; and (4) the ratification of the appointment of RSM US LLP to serve as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

1.        The Class C director nominees were elected for a term of three years until the 2024 Annual Meeting of Stockholders, or until his successor is duly elected and qualified by the votes set forth below:

	Votes For	Votes Withheld	Broker Non-Votes

William P. Murnane	10,456,400	1,447,571	1,996,571
James J. Fredlake	10,377,298	1,526,673	1,996,571

2.       The compensation of our named executive officers, as disclosed in the Proxy Statement, was approved by the stockholders by the votes set forth below:

For:	10,837,625
Against:	1,041,908
Abstain:	24,438
Broker Non-Votes:	1,996,571

3.       The preferred frequency of future advisory votes on the compensation of our named executive officers will be every three years based on the vote, on an advisory basis, of the stockholders as set forth below:

Three Years:	9,830,572
Two Years:	45,879
One Year:	2,019,123
Abstain:	8,397
Broker Non-Votes:	1,996,571

4.       The appointment of RSM US LLP as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the stockholders by the votes set forth below:

For:	12,889,967
Against:	997,502
Abstain:	13,073

In addition, the holders of our Convertible Series A Preferred Stock designated Christopher S. Shackelton as a Class C director to serve on our Board until the 2024 annual meeting, or until his successor is duly designated in accordance with the Company’s Charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

June 10, 2021	By:	/s/ WILLIAM P. MURNANE
Date		William P. Murnane
Chief Executive Officer